THE ADVISORS' INNER CIRCLE FUND II

                        AMENDED AND RESTATED RULE 18F-3
                        MULTIPLE CLASS PLAN (THE "PLAN")

                               FEBRUARY 21, 2007

The Advisors' Inner Circle Fund II (the "Trust"), a registered investment company that consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares in each fund listed on Schedules attached hereto (each, a "Fund," and together, the "Funds").

A.   ATTRIBUTES OF SHARE CLASSES

     1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each, a "Certificate") as each such Certificate is attached as Exhibits hereto.

     2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal PRO RATA interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust's prospectus(es); (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"), and separately bear any service fees that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan or service agreement relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.   EXPENSE ALLOCATIONS

     1. With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class; (ii) any and all other expenses relating to a particular class that are actually incurred in a DIFFERENT AMOUNT BY THAT CLASS (excluding economies of scale discounts) or for which that class receives SERVICES OF A DIFFERENT KIND OR TO A DIFFERENT DEGREE than other classes are considered "class-specific" expenses and are (or will be) borne exclusively by that class.

     2. Expenses that are not incurred in DIFFERENT AMOUNTS BY CLASS and for which share classes do not receive SERVICES OF A DIFFERENT KIND OR TO A DIFFERENT DEGREE than other classes are considered "non-class specific" expenses and shall be allocated in accordance with Rule 18f-3(c)(1)(i).

C.   AMENDMENT OF PLAN; PERIODIC REVIEW

     1.   This Plan must be amended, as necessary, to properly describe
          (through additional Exhibits and Certificates hereto) any new class of shares approved by the Board of Trustees.

     2. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, must review this Plan at least annually for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

                              AMENDED AND RESTATED
                                   SCHEDULE A
                                       TO
                       THE ADVISORS' INNER CIRCLE FUND II
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007

                        HANCOCK HORIZON FAMILY OF FUNDS

-----------------------------------------------------------------------------------------
                                                                         INSTITUTIONAL
                          INSTITUTIONAL   CLASS A      CLASS C   CLASS D     SWEEP
                          CLASS SHARES    SHARES       SHARES    SHARES  CLASS SHARES
-----------------------------------------------------------------------------------------
Government Money Market
Fund                             X            X                                 X
-----------------------------------------------------------------------------------------
Core Bond Fund
                                 X            X            X
-----------------------------------------------------------------------------------------
Value Fund                       X            X            X
-----------------------------------------------------------------------------------------
Growth Fund                      X            X            X
-----------------------------------------------------------------------------------------
Burkenroad Small Cap                          X                     X
Fund
-----------------------------------------------------------------------------------------
Diversified International
Fund                             X            X            X
-----------------------------------------------------------------------------------------
Quantitative Long/Short
Fund                             X            X            X
-----------------------------------------------------------------------------------------
Louisiana Tax-Free Income
Fund                             X            X            X
-----------------------------------------------------------------------------------------
Mississippi Tax-Free
Income Fund                      X            X            X
-----------------------------------------------------------------------------------------
Diversified Income Fund          X            X            X
-----------------------------------------------------------------------------------------
U.S. Small Cap Fund              X            X            X
-----------------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                                   SCHEDULE B
                                       TO
                       THE ADVISORS' INNER CIRCLE FUND II
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007

REAVES FAMILY OF FUNDS

                            CLASS A SHARES INSTITUTIONAL CLASS SHARES
-------------------- ------ -------------- --------------------------
Reaves Utilities and Energy         X                     X
Infrastructure Fund
-------------------- ------ -------------- --------------------------

                              AMENDED AND RESTATED
                                   SCHEDULE C
                                       TO
                       THE ADVISORS' INNER CIRCLE FUND II
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007

                           CHAMPLAIN FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                   INSTITUTIONAL       ADVISOR
                                      SHARES            SHARES
--------------------------------------------------------------------------------
Champlain Small Company Fund             X                 X
--------------------------------------------------------------------------------
Champlain Mid Cap Fund                   X                 X
--------------------------------------------------------------------------------
Champlain All Cap Fund                                     X
--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                                   SCHEDULE D
                                       TO
                       THE ADVISORS' INNER CIRCLE FUND II
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007

                             FROST FAMILY OF FUNDS

---------------------------------------------------------------------------------------
                                                                       INSTITUTIONAL
                                                            CLASS A        CLASS
                                                            SHARES         SHARES
---------------------------------------------------------------------------------------
Frost Credit Fund                                              X               X
---------------------------------------------------------------------------------------
Frost Cinque Large Cap Buy-Write Equity Fund                   X               X
---------------------------------------------------------------------------------------
Frost Natural Resources Fund                                   X               X
---------------------------------------------------------------------------------------
Frost Conservative Allocation Fund (formerly, Frost            X
Diversified Strategies Fund)
---------------------------------------------------------------------------------------
Frost Growth Equity Fund (formerly, Frost Core                 X               X
Growth Equity Fund)
---------------------------------------------------------------------------------------
Frost Value Equity Fund (formerly, Frost Dividend              X               X
Value Equity Fund)
---------------------------------------------------------------------------------------
Frost Moderate Allocation Fund (formerly, Frost                X               X
Strategic Balanced Fund)
---------------------------------------------------------------------------------------
Frost Kempner Multi-Cap Deep Value Equity Fund                 X               X
---------------------------------------------------------------------------------------
Frost Small Cap Equity Fund                                    X               X
---------------------------------------------------------------------------------------
Frost International Equity Fund                                X               X
---------------------------------------------------------------------------------------
Frost Low Duration Bond Fund                                   X               X
---------------------------------------------------------------------------------------
Frost Total Return Bond Fund                                   X               X
---------------------------------------------------------------------------------------
Frost Municipal Bond Fund                                      X               X
---------------------------------------------------------------------------------------
Frost Kempner Treasury and Income Fund                         X               X
---------------------------------------------------------------------------------------
Frost Mid Cap Equity Fund (formerly, Frost LKCM                X               X
Small-Mid Cap Equity Fund)
---------------------------------------------------------------------------------------
Frost Aggressive Allocation Fund                               X
---------------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                                   SCHEDULE E
                                       TO
                       THE ADVISORS' INNER CIRCLE FUND II
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007

                           WESTFIELD FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                             INSTITUTIONAL      INVESTOR CLASS
                                             CLASS SHARES           SHARES
--------------------------------------------------------------------------------
Westfield Capital Large Cap Growth Fund           X                   X
--------------------------------------------------------------------------------
Westfield Capital Dividend Growth Fund            X                   X
--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                                   SCHEDULE F
                                       TO
                       THE ADVISORS' INNER CIRCLE FUND II
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007

                           LM CAPITAL FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                        INSTITUTIONAL      RETIREMENT CLASS
                                        CLASS SHARES           SHARES
--------------------------------------------------------------------------------
LM Capital Opportunistic Bond Fund           X                    X
--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                                   SCHEDULE G
                                       TO
                       THE ADVISORS' INNER CIRCLE FUND II
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007

                            KOPERNIK FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                       CLASS A SHARES           CLASS I SHARES
--------------------------------------------------------------------------------
Kopernik Global All-Cap Fund                 X                        X
--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                                   SCHEDULE H
                                       TO
                       THE ADVISORS' INNER CIRCLE FUND II
                        AMENDED AND RESTATED RULE 18F-3
                              MULTIPLE CLASS PLAN
                            DATED FEBRUARY 21, 2007

                              RSQ FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                   INVESTOR CLASS           INSTITUTIONAL CLASS
                                       SHARES                      SHARES
--------------------------------------------------------------------------------
RSQ International Equity Fund             X                          X
--------------------------------------------------------------------------------

                                                                     EXHIBIT A.1

                        HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares ("Trust Shares") are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Shares of each Fund may be exchanged for Institutional Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Institutional Shares will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Shareholders of Institutional Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Shares (such as a distribution plan or service agreement relating to Institutional Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Institutional Class Shares of one Hancock Horizon Fund may convert such Institutional Class Shares into another class of Shares of the same Hancock Horizon Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Hancock Horizon Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of such other class of Shares.

     In addition, in the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Class Shares, a Hancock Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into another class of Shares.

                                  EXHIBIT A.2

                        HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class A Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Class A Shares may be sold with an initial or deferred load or sales charge (each as described in the prospectus) and may be subject to Rule 12b-1 fees. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class A Shares. The distributor will use its fee for expenses associated with the promotion and sale of each Fund's Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class A Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.   ELIGIBILITY OF PURCHASERS

     Class A Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class A Shares may be exchanged for Class A Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors. Class A shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares for Institutional Class shares of the same fund, if offered in their state. No sales charges or other changes will apply to any such exchange.

4.   VOTING RIGHTS

     Each shareholder of Class A Shares will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Shareholders of Class A Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class A Shares (such as a distribution plan or service agreement relating to the Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class A Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Class A Shares of one Hancock Horizon Fund may convert such Class A Shares into another class of Shares of the same Hancock Horizon Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Hancock Horizon Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of such other class of Shares.

                                  EXHIBIT A.3

                        HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class C Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Class C Shares are sold without a load or sales charge, but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.75% of each Fund's average daily net assets attributable to the Class C Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class C Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class C Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.   ELIGIBILITY OF PURCHASERS

     Class C Shares are offered to investment professionals and financial institutions for their own or their customers' accounts and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class C Shares may be exchanged for Class C Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Class C Shares will have one vote for each full Class C Share held and a fractional vote for each fractional Class C Share held. Shareholders of Class C Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class C Shares (such as a distribution plan or service agreement relating to the Class C Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class C Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Class C Shares of one Hancock Horizon Fund may convert such Class C Shares into another class of Shares of the same Hancock Horizon Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Hancock Horizon Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of such other class of Shares.

                                  EXHIBIT A.4

                        HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                        Institutional Sweep Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Sweep Class Shares ("Institutional Sweep Shares") are sold without a load or sales charge and are not subject to a Rule 12b-1 fee. Institutional Sweep Shares may be subject to shareholder servicing fees (as described in the prospectus and shareholder services plan).

2.   ELIGIBILITY OF PURCHASERS

     Institutional Sweep Shares are for investors participating in cash sweep and cash management programs offered through the Hancock Bank Trust & Financial Services Group and may be subject to purchase limitations or require a minimum initial investment amount (as described in the prospectus).

     3. EXCHANGE PRIVILEGES

     Institutional Sweep Shares do not currently have an exchange privilege.

4.   VOTING RIGHTS

     Each shareholder of Institutional Sweep Shares will have one vote for each full Institutional Sweep Share held and a fractional vote for each fractional Institutional Sweep Share held. Shareholders of Institutional Sweep Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Institutional Sweep Shares (such as a distribution plan or service agreement relating to the Institutional Sweep Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Sweep Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Institutional Sweep Shares of one Hancock Horizon Fund may convert such Institutional Sweep Shares into another class of Shares of the same Hancock Horizon Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Hancock Horizon Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of such other class of Shares.

                                  EXHIBIT A.5

                        HANCOCK HORIZON FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class D Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Class D Shares are sold without a load or sales charge, but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class D Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class D Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. Class D Shares also may be subject to shareholder servicing fees (as described in the prospectus and shareholder service plan).

2.   ELIGIBILITY OF PURCHASERS

     Class D Shares are available to individual and institutional investors and may be subject to purchase limitations or require a minimum initial investment amount (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class D Shares of each Fund may be exchanged for Class D Shares of each other Hancock Horizon Fund in accordance with the procedures disclosed in the Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Class D Shares will have one vote for each full Class D Share held and a fractional vote for each fractional Class D Share held. Shareholders of Class D Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class D Shares (such as a distribution plan or service agreement relating to Class D Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of the Class D Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Class D Shares of one Hancock Horizon Fund may convert such Class D Shares into another class of Shares of the same Hancock Horizon Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Hancock Horizon Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of such other class of Shares.

                                  EXHIBIT B.1

                             REAVES FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class A Shares

1.   CLASS-SPECIFIC  DISTRIBUTION  ARRANGEMENTS,  OTHER  EXPENSES

     Class A Shares are sold without a load or sales charge but may be subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.   ELIGIBILITY OF PURCHASERS

     Class A Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class A Shares do not currently have an exchange privilege.

4.   VOTING RIGHTS

     Each shareholder of Class A Shares will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Shareholders of Class A Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class A Shares (such as a distribution plan or service agreement relating to Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class A Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Class A Shares of the Fund may convert such Class A Shares into Institutional Class Shares of the Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra- Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Institutional Class Shares.

                                  EXHIBIT B.2

                             REAVES FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares do not currently have an exchange privilege.

4.   VOTING RIGHTS

     Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Institutional Class Shares of the Fund may convert such Institutional Class Shares into Class A Shares of the Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class A Shares.

     In addition, in the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Class Shares, the Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into Class A Shares.

                                  EXHIBIT C.1

                           CHAMPLAIN FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                              Institutional Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Shares of each Fund may be exchanged for Institutional Shares of each other Champlain Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Institutional Shares will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Shareholders of Institutional Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Shares (such as a distribution plan or service agreement relating to Institutional Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Institutional Shares of a Champlain Fund may convert such Institutional Shares into Advisor Shares of the same Champlain Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Advisor Shares.

     In addition, in the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Shares, a Champlain Fund may, in its discretion, elect to convert such shareholder's Institutional Shares into Advisor Shares.

                                  EXHIBIT C.2

                           CHAMPLAIN FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Advisor Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Advisor Shares are sold without a load or sales charge but may be subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

2.   ELIGIBILITY OF PURCHASERS

     Advisor Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Advisor Shares of each Fund may be exchanged for Advisor Shares of each other Champlain Fund in accordance with the procedures disclosed in each Fund's prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Advisor Shares will have one vote for each full Advisor Share held and a fractional vote for each fractional Advisor Share held. Shareholders of Advisor Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Advisor Shares (such as a distribution plan or service agreement relating to Advisor Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Advisor Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Advisor Shares of a Champlain Fund may convert such Advisor Shares into Institutional Shares of the same Champlain Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra- Fund Conversion meets the eligibility requirements of the Institutional Shares.

                                  EXHIBIT D.1

                             FROST FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares of each Fund may be exchanged for Institutional Class Shares of each other Frost Fund in accordance with the procedures disclosed in the Funds' prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Institutional Class Shares of one Frost Fund may convert such Institutional Class Shares into Class A Shares of the same Frost Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Frost Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class A Shares.

     In addition, in the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Class Shares, a Frost Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into Class A Shares.

                                  EXHIBIT D.2

                             FROST FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class A Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Class A Shares may be sold with an initial or deferred load or sales charge (each as described in the prospectus), and are subject to a Rule 12b-1 fee. The Trust, on behalf of each fund will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to the Class A Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Funds' Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.   ELIGIBILITY OF PURCHASERS

     Class A Shares are available to individual and institutional investors, and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class A Shares of each Fund may be exchanged for Class A Shares of each other Frost Fund in accordance with the procedures disclosed in the Funds' prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class; and
     (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Shareholders of Class A Shares of one Frost Fund may convert such Class A Shares into Institutional Class Shares of the same Frost Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for such Frost Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Institutional Class Shares.

                                  EXHIBIT E.1

                           WESTFIELD FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                             Investor Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Investor Class Shares are sold without a load or sales charge, but may be subject to a shareholder services plan under which a Fund may pay an annual fee up to 0.25% of assets attributable to Investor Shares (the "Plan"). The Trust, on behalf of the Fund, will make monthly payments to the distributor under the distribution plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Investor Class Shares. The distributor will use its fee for expenses associated with the promotion and sale of the Fund's Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.   ELIGIBILITY OF PURCHASERS

     Investor Class Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

          Investor Class Shares do not currently have an exchange privilege.

4.   VOTING RIGHTS

     Each shareholder of Investor Class Shares will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Shareholders of Investor Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Investor Class Shares (such as a distribution plan or service agreement relating to Investor Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Investor Class Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Investor Class Shares of a Westfield Fund may convert such Investor Class Shares into Institutional Class Shares of the same Westfield Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Institutional Class Shares.

                                  EXHIBIT E.2

                           WESTFIELD FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares do not currently have an exchange privilege.

4.   VOTING RIGHTS

     Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Institutional Class Shares of a Westfield Fund may convert such Institutional Class Shares into Investor Class Shares of the same Westfield Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Investor Class Shares.

     In addition, in the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Class Shares, a Westfield Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into Investor Class Shares.

                                  Exhibit F.1

                       LM CAPITAL OPPORTUNISTIC BOND FUND

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge, and do not impose a Rule 12b-1 fee or shareholder service fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Funds' prospectus.

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Shareholders of Institutional Class Shares of a LM Capital Fund may convert such Institutional Class Shares into Retirement Class Shares of the same LM Capital Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Retirement Class Shares.

     In addition, in the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Class Shares, a LM Capital Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into Retirement Class Shares.

                                  Exhibit F.2

                       LM CAPITAL OPPORTUNISTIC BOND FUND

                        CERTIFICATE OF CLASS DESIGNATION

                            Retirement Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Retirement Class Shares are sold without a load or sales charge, but may be subject to a shareholder services plan under which a Fund may pay an annual fee up to 0.15% of assets attributable to Retirement Class Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Retirement Class shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2.   ELIGIBILITY OF PURCHASERS

     Retirement Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     Retirement Class Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Retirement Class shareholder will have one vote for each full Retirement Class Share held and a fractional vote for each fractional Retirement Class Share held. Retirement Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements;
     (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Retirement Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Shareholders of Retirement Class Shares of a LM Capital Fund may convert such Retirement Class Shares into Institutional Class Shares of the same LM Capital Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Institutional Class Shares.

                                  EXHIBIT G.1

                            KOPERNIK FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class A Shares

1. CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

Class A shares are sold subject to a front-end sales charge. The front-end sales charges are indicated on the following table.

--------------------------------------------------------------------------------
                                       SALES CHARGE AS A      SALES CHARGE AS A
                                         PERCENTAGE OF          PERCENTAGE OF
INVESTMENT                              OFFERING PRICE         NET INVESTMENT
--------------------------------------------------------------------------------
LESS THAN $50,000                           5.75%                 6.10%
$50,000 BUT LESS THAN $100,000              4.50%                 4.71%
$100,000 BUT LESS THAN $250,000             3.75%                 3.90%
$250,000 BUT LESS THAN $500,000             2.75%                 2.83%
$500,000 BUT LESS THAN $1,000,000           2.00%                 2.04%
$1,000,000 AND OVER                         N/A                   N/A
--------------------------------------------------------------------------------

Purchases of $1 million or more of Class A shares may be subject to a contingent deferred sales charge if such Class A shares are redeemed within 18 months of purchase, as described in the Fund's prospectus, in accordance with the following schedule:

     o 0.75% for purchases of Class A Shares over $1 million but less than $4 million,

     o    plus 0.50% of the amount over $4 million but less than $50 million,

     o    plus 0.25% of the amount over $50 million.

Additionally, Class A Shares are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2. ELIGIBILITY OF PURCHASERS

Class A Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the Fund's prospectus).

3. EXCHANGE PRIVILEGES

Class A Shares do not have exchange privileges.

4. VOTING RIGHTS

Each shareholder of Class A Shares will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Shareholders of Class A Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class A Shares (such as a distribution plan or service agreement relating to Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class A Shares differ from the interests of holders of any other class.

5. CONVERSION RIGHTS

Shareholders of Class A Shares of the Fund may convert such Class A Shares into Class I Shares of the Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for the Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class I Shares.

                                  EXHIBIT G.2

                            KOPERNIK FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 Class I Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Class I Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Class I Shares are available to individual and institutional investors and may require a minimum initial investment (as described in the Fund's prospectus).

3.   EXCHANGE PRIVILEGES

     Class I Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each shareholder of Class I Shares will have one vote for each full Class I Share held and a fractional vote for each fractional Class I Share held. Shareholders of Class I Shares will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class I Shares (such as a distribution plan or service agreement relating to Class I Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Class I Shares differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Shareholders of Class I Shares of the Fund may convert such Class I Shares into Class A Shares of the Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus for the Fund and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class A Shares.

     In addition, in the event that a shareholder no longer meets the eligibility requirements for investment in Class I Shares, the Fund may, in its discretion, elect to convert such shareholder's Class I Shares into Class A Shares.

                                  EXHIBIT H.1

                              RSQ FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                             Investor Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Investor Class Shares are sold without a load or sales charge, but may be subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Investor Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.   ELIGIBILITY OF PURCHASERS

     Investor Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.   EXCHANGE PRIVILEGES

          Investor Class Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to Investor Class Shares (such as a distribution plan or service agreement relating to Investor Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Shareholders of Investor Class Shares of a RSQ Fund may convert such Investor Class Shares into Institutional Class Shares of the same RSQ Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Institutional Class Shares.

                                  EXHIBIT H.2

                              RSQ FAMILY OF FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares do not have exchange privileges.

4.   VOTING RIGHTS


     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a distribution plan or service agreement relating to Institutional Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Shareholders of Institutional Class Shares of a RSQ Fund may convert such Institutional Class Shares into Investor Class Shares of the same RSQ Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion privilege is disclosed in the prospectus and subject to the terms and conditions set forth in the prospectus, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Investor Class Shares.

     In addition, in the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Class Shares, a RSQ Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into Investor Class Shares.